PROVISIONS	12 Months Ended
Dec. 31, 2017
PROVISIONS [abstract]
Disclosure of provisions

28.     PROVISIONS

Provisions primarily represent provision for future dismantlement costs of oil and gas properties. The Group has mainly committed to the PRC government to establish certain standardized measures for the dismantlement of its oil and gas properties by making reference to the industry practices and is thereafter constructively obligated to take dismantlement measures of its oil and gas properties.

Movement of provision of the Group’s obligations for the dismantlement of its oil and gas properties is as follows:

	2015	2016	2017
	RMB	RMB	RMB

Balance as of January 1	29,613	33,115	36,918
Provision for the year	2,899	3,420	1,627
Accretion expenses	1,081	1,057	1,501
Utilized for the year	(599)	(843)	(467)
Exchange adjustments	121	169	(172)

Balance as of December 31	33,115	36,918	39,407